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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) March 24, 2004

                                WRC MEDIA INC.
            (Exact name of registrant as specified in its charter)

          Delaware                 333-96119                13-4066536
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation           File Number)          Identification No.)

     512 Seventh Avenue, 22nd Floor, New York, NY           10018
       (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (212) 768-1150

                                Not Applicable
         (Former name or former address, if changed since last report)


Item 5.  Other Events and Regulation FD Disclosure.

On March 22, 2004, we furnished a Report on Form 8-K to the Securities and Exchange Commission (the "SEC") in which we described our decision to restate our previously audited consolidated balance sheets as of December 31, 2001 and 2002, and the related statements of stockholders' deficit and operations for the years ended December 31, 2001 and 2002, and to amend our 2003 unaudited financial results that were previously disclosed in a Form 8-K


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furnished to the SEC on January 29, 2004. In the March 22, 2004 Form 8-K, we
also described the matters for which we had made the decision to restate and amend our financial statements and results. In addition, we disclosed in such Form 8-K that our 2001 financial statements are being reaudited by our independent auditors, Deloitte & Touche LLP, because the originally issued 2001 financial statements were audited by Arthur Andersen LLP, an audit firm that has ceased operations. We further disclosed in such Form 8-K that the reaudit of the 2001 restated financial statements will not be completed when we file our audited 2002 restated financial statements and our audited 2003 financial statements with the SEC.

As we stated in the Form 8-K furnished to the SEC on March 22, 2004, we believe that upon furnishing our audited 2003 financial statements to the holders of our 12 3/4% Senior Subordinated Notes due 2009 (the "Notes") and filing such statements with the SEC, we will be in compliance with the information requirements of the indenture for these Notes. We cannot assure you, however, that the trustee or noteholders will not claim that we are in breach of the indenture's information requirements, or that after any such claim is made and the applicable cure period has expired, the trustee or noteholders will not send a notice to accelerate repayment of the Notes.

If the reaudit of our 2001 financial statements is completed and a report thereon issued by our independent auditors as required by the indenture prior to any claim of breach being made, the potential for such a claim would be eliminated. If a breach of the information requirements of the indenture were to be claimed and the trustee or holders of at least 25% of the aggregate principal amount of the Notes were to provide written notice of such breach, we would vigorously defend against any such claim. Even if such claim of breach were to prevail, we would have 60 days from the date of written notice of such claim of breach to cure the breach and avoid an event of default under the indenture. If the reaudit of our 2001 financial statements is completed and a report thereon issued by our independent auditors as required by the indenture prior to the end of the 60 day cure period, the right to accelerate our Notes or the indebtedness under our credit facility as a result of the alleged breach of the indenture's information requirements would be eliminated. We have engaged our independent auditors to perform a reaudit of the 2001 financial statements and expect to be able to provide our auditors with the information necessary for them to complete their reaudit prior to the end of the cure period, if any claim of breach of the indenture's information requirements is made.

While we are diligently working to provide such documentation, we cannot assure you that we will be able to provide the information necessary to complete the reaudit or that the reaudit of the 2001 financial statements will be completed and a report thereon issued by our independent auditors as required by the indenture. If there is an event of default under the indenture, the trustee or holders of at least 25% of the aggregate principal amount of the Notes would have the right to accelerate payment of our Notes, and the holders of indebtedness under our credit facility also would have the right to accelerate payment thereunder. If any such acceleration occurred, we would not be able to repay the amounts due and such acceleration would have a material adverse effect on our financial condition and liquidity.

On March 23, 2004, we were advised by our independent auditors that they intend to include in their audit opinion for our 2002 and 2003 financial statements an explanatory paragraph to the effect that the potential claim that we are in breach of the indenture's requirements to furnish


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


audited financial statements for 2001 or a potential attempt to accelerate the payment of such Notes, together with uncertainty as to the timing or ability to complete a reaudit of the 2001 financial statements and to furnish an auditors' report as required by the indenture in order to obviate such a claim, raises substantial doubt about our ability to continue as a going concern.

If the reaudit of our 2001 financial statements is completed and a report thereon issued by our independent auditors as required by the indenture prior to any claim of breach being made under the indenture, then the potential that such a claim of breach will be made and such uncertainty regarding the reaudit, will have been eliminated. If a claim of breach is made, but the reaudit of our 2001 financial statements is completed and a report thereon issued by our independent auditors as required by the indenture prior to the end of the 60 day cure period, then the potential that an attempt to accelerate the Notes is made and such uncertainty regarding the reaudit will have been eliminated.


                                 * * * * * * *

This Report on Form 8-K contains forward-looking statements, including statements regarding our expectations, beliefs, intentions or strategies that involve a number of risks, uncertainties, and assumptions. Additional written and oral forward-looking statements may be made by us from time to time in SEC filings and otherwise. We caution readers that results predicted by forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, including

     o risks and uncertainties relating to the our ability to satisfy the conditions to future borrowings under our revolving credit facility in order to borrow all or a portion of the remaining additional $4.0 million presently available under the revolving credit facility until March 31, 2004;

     o the risk of default and acceleration in connection with the furnishing of certain financial statements described above;

     o the other factors set forth under the heading "Item 2--Management's Discussion and Analysis of Financial Condition and Results of Operations-- Factors That May Affect the Future Results and Financial Condition" in our Quarterly Report on Form 10-Q filed with the SEC for the fiscal quarter ended September 30, 2003; and

     o other risks and factors identified from time to time in our filings with the SEC.

The foregoing list of factors should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by us prior to the date hereof. We disclaim any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Risks and uncertainties relating to our and our subsidiaries' businesses are set forth in the documents and reports filed by us from time to time with the SEC. We urge you to read all of our public filings in addition to this Form 8-K to


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understand our financial condition, liquidity and results of operations.























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


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WRC MEDIA INC.
                                      (Registrant)

Date March 24, 2004                   By: /s/ Richard Nota
                                          ---------------------------------
                                          Name:  Richard Nota
                                          Title: Senior Vice President, Finance



















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